EXHIBIT 99.1

Company Contact:	Karey L. Witty
Executive Vice President & Chief Financial Officer
(615) 236-6197 Karey.witty@healthspring.com

HealthSpring, Inc. Announces Stockholder Approval

of Merger Agreement with Cigna Corporation

NASHVILLE, TN (January 12, 2012) - HealthSpring, Inc. (NYSE:HS) today announced that its stockholders have voted to approve the adoption of the previously announced merger agreement, dated as of October 24, 2011, providing for the acquisition of HealthSpring by a subsidiary of Cigna Corporation (“Cigna”) and other related matters.

Approximately 99.9% of the shares voting at today’s special meeting of stockholders voted in favor of the adoption of the merger agreement, which represented approximately 83.1% of HealthSpring’s total outstanding shares of common stock as of the December 8, 2011, record date. A quorum of 83.2% of HealthSpring’s total outstanding shares of common stock as of the December 8, 2011, record date voted at the special meeting.

The transaction is subject to certain closing conditions, including, among others, receipt of state regulatory approvals.

About HealthSpring

HealthSpring is based in Nashville, Tennessee, and is one of the country’s largest Medicare Advantage coordinated care plans. HealthSpring currently owns and operates Medicare Advantage plans in Alabama, Delaware, Florida, Georgia, Illinois, Maryland, Mississippi, New Jersey, Pennsylvania, Tennessee, Texas, Washington, D.C. and West Virginia. HealthSpring also offers a national stand-alone Medicare prescription drug plan. For more information, visit www.healthspring.com.

Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this communication that are not historical fact are forward-looking statements which HealthSpring intends to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would,” and similar expressions are forward-looking statements. The forward-looking statements involve significant known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements, and undue reliance should not be placed on such statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, the following risks and uncertainties: the failure to receive, on a timely basis or otherwise, the required approvals by government or regulatory agencies; the risk that a condition to closing of the proposed transaction may not be satisfied; HealthSpring’s and Cigna’s ability to consummate the merger; operating costs and business disruption, including difficulties in maintaining relationships, may be greater than expected; the ability to retain and hire key personnel and maintain relationships with providers or other business partners; the impact of legislative, regulatory and competitive changes and other risk factors relating to the industry in which HealthSpring and Cigna operate, as detailed from time to time in each of HealthSpring’s and Cigna’s reports filed with the SEC.

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HS Announces Stockholder Approval of Merger Agreement with Cigna Corporation

January 12, 2012

Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found under Item 1.A in HealthSpring’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and Item 1.A of HealthSpring’s most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 and other documents of HealthSpring on file with the SEC, including the definitive proxy statement filed by HealthSpring on December 9, 2011. HealthSpring cautions that the foregoing list of important factors that may affect future results is not exhaustive. All subsequent written and oral forward-looking statements concerning matters attributable to HealthSpring or any other person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this communication. HealthSpring does not undertake any obligation to update or revise any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.

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